PREFERRED INCOME OPPORTUNITY FUND INCORPORATED


Dear Shareholder:

     The Preferred Income Opportunity Fund got off to a terrific start during the first quarter of fiscal 2003. For the three months ending February 28th, the Fund earned 9.5% on Net Asset Value and 10.3% on the market value of its shares. During the same period, the Lipper US Government Fund Index rose 3.9% and the Lipper BBB Rated Corporate Debt Index was up 5.6%. There were several factors underpinning the strong performance of the Fund, but one in particular stands out.

     The centerpiece of the Bush Administration's Jobs and Growth Package announced in early January is a proposal to eliminate the double taxation of dividends. Under current law, corporate earnings may be subject to two levels of taxation - one at the corporate level and once again at the shareholder level. The Administration believes that multiple taxation of corporate profits increases the cost of capital and creates "severe economic distortions". Some in Congress, however, have expressed doubt about the wisdom and timing of the President's proposals. In the parlance of Washington, this means there will be some serious horse-trading in the coming months, and the eventual outcome is very much up in the air.

     Preferred securities can be divided into two basic types - traditional preferreds, which pay dividends, and taxable or "hybrid" preferreds, which pay interest. If enacted, the Administration's proposal would directly impact holders of traditional preferreds only. Not surprisingly, since the proposal was announced traditional preferreds have turned in the best performance.

     As discussed in previous letters, over the past several quarters we have been increasing the portfolio's allocation to traditional preferreds. Some might assume that the shift was in anticipation of what might come out of Washington. Not so! The actual reason for the reallocation was based on the same decision-making process employed consistently throughout the life of the Fund. We have felt that in recent months, the yield levels on traditional preferreds have been more attractive than other segments of the market. We considered this an aberration and therefore a great opportunity to purchase undervalued securities. Regardless of the legislative outcome, traditional preferreds still look attractive by most historical measures, and we are very comfortable with the current composition of the investment portfolio.

     The historically low level of interest rates in the United States presents some challenges as we strive to maintain the current level of income produced from the assets in the portfolio. Sustained low levels of rates could ultimately result in issuers refinancing higher yielding securities with lower coupon issues much like homeowners refinance a mortgage.

     Two of our basic investment approaches should help ward off this income erosion. First, we always attempt to buy undervalued securities. If we are right, the Fund will have more money to invest in additional income producing securities. Second, we generally avoid those securities that pay a high dividend rate but have a greater likelihood of being redeemed by the issuer in the near future. Such issues provide short-term gratification but long-term pain if the investor is forced to reinvest in a lower interest rate environment.

     The strategy has been generally effective thus far, but the challenge will increase if interest rates continue to fall and remain low for an extended period of time. The first quarter will be a tough act to follow, but you can count on us to stick to our strategy and provide you with candid assessments of our progress.


        Sincerely,

        /S/ DONALD F. CRUMRINE                  /S/ ROBERT M. ETTINGER

        Donald F. Crumrine                      Robert M. Ettinger
        CHAIRMAN OF THE BOARD                   CHAIRMAN OF THE BOARD

March 20, 2003

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
FEBRUARY 28, 2003 (UNAUDITED)
--------------------------------------------------

                                                                                 PERCENT
                                                                   VALUE         OF TOTAL
                                                                  (000'S)       NET ASSETS
                                                                 --------       ----------
ADJUSTABLE RATE PREFERRED SECURITIES
     Utilities .............................................    $    603            0.3%
     Banking .... ..........................................      16,730            8.3
     Financial Services ....................................         520            0.3
                                                                --------          -----
         Total Adjustable Rate .............................      17,853            8.9
                                                                --------          -----

FIXED RATE PREFERRED SECURITIES
     Utilities .............................................      80,546           40.1
     Banking ...............................................      28,151           14.0
     Financial Services ....................................      33,868           16.9
     Insurance .............................................      16,567            8.3
     Oil and Gas ...........................................       9,797            4.9
     Miscellaneous Industries ..............................       5,415            2.7
                                                                --------          -----
         Total Fixed Rate ..................................     174,344           86.9
                                                                --------          -----
INVERSE FLOATING RATE PREFERRED SECURITIES .................       1,853            0.9

TOTAL PREFERRED STOCKS AND SECURITIES ......................     194,050           96.7
DEBT SECURITIES ............................................         388            0.2
COMMON STOCKS ..............................................       2,803            1.4
PURCHASED PUT OPTIONS ......................................       1,738            0.9
MONEY MARKET FUNDS .........................................         766            0.4
                                                                --------          -----
TOTAL INVESTMENTS ..........................................     199,745           99.6
OTHER ASSETS AND LIABILITIES (NET) .........................         892            0.4
                                                                --------          -----
     TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK   $200,637          100.0%
                                                                ========          =====


FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                        DIVIDEND
                                                        DIVIDENDS       NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                        ---------       ---------    -------------    ------------
December 31, 2002 - Regular ..........................  $0.073           $10.72         $12.21           $11.60
December 31, 2002 - Extra ............................   0.107            10.72          12.21            11.60
January 31, 2003 .....................................   0.073            11.46          12.65            12.02
February 28, 2003 ....................................   0.073            11.46          12.57            11.94

--------------------
(1)  Whenever  the net asset value per share of the Fund's  common stock is less than or equal to the market price per share on the  payment  date,  new shares  issued  will be valued at the higher of net asset value or 95% of the then  current  market price.  Otherwise, the reinvestment shares of common stock will be purchased in the open market.


--------------------------------------------------------------------------------
                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                                THREE MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
                 ---------------------------------------------------------------

                                                                                           VALUE
                                                                                          (000'S)
                                                                                          -------
OPERATIONS:
     Net investment income ........................................................      $  2,999
     Net realized loss on investments sold during the period ......................        (1,446)
     Net unrealized appreciation of investments during the period .................        10,174
     Distributions to Money Market Cumulative Preferred(TRADE
         MARK) Stock (MMP(TRADE MARK)) Shareholders from net investment
         income, including changes in accumulated undeclared distributions ........          (290)
                                                                                         --------
         Net increase in net assets from operations ...............................        11,437

     DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock Shareholders(2) ....        (3,707)
     Distributions paid from net realized capital gains to Common Stock Shareholders           --
                                                                                         --------
         Total Distributions ......................................................        (3,707)

FUND SHARE TRANSACTIONS:
         Increase from Common Stock Transactions ..................................           632
                                                                                         --------

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD                         8,362

NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period ..........................................................       122,258
                                                                                         --------
     End of period ................................................................      $130,620
                                                                                         ========



                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

PERSHARE OPERATINGPERFORMANCE:
     Net asset value, beginning of period ......................................   $      10.78
                                                                                   ------------
INVESTMENTOPERATIONS:
     Net investment income .....................................................           0.26
     Net realized gain and unrealized appreciation on investments ..............           0.78
DISTRIBUTIONS TO MMP(TRADE MARK) SHAREHOLDERS:
     From net investment income (including change in accumulated
     undeclared dividends on MMP(TRADE MARK)) ..................................          (0.03)
     From net realized capital gains ...........................................           0.00
                                                                                   ------------
     Total from investment operations ..........................................           1.01
                                                                                   ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
     From net investment income ................................................          (0.33)
     From net realized capital gains ...........................................           0.00
                                                                                   ------------
     Total distributions to Common Shareholders ................................          (0.33)
                                                                                   ------------
     Net asset value, end of period ............................................   $      11.46
                                                                                   ============
     Market value, end of period ...............................................   $      12.57
                                                                                   ============
     Common shares outstanding, end of period ..................................     11,395,986
                                                                                   ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income .....................................................           8.53%*
     Operating expenses ........................................................           1.58%*
--------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date ...............................              6%
     Total net assets available to Common and Preferred Stock,
     end of period (in 000's) ..................................................   $    200,637
     Ratio of operating expenses to total average
     net assets including MMP(TRADE MARK) ......................................           1.02%*

(1) These tables  summarize the three months ended February 28, 2003 and should be read in conjunction  with the Fund's audited
    Financial  statements,  including footnotes,  in its Annual Report dated November 30, 2002.
(2) Includes income earned, but not paid out, in prior fiscal year.
*   Annualized.
++  Information presented under heading Supplemental Data includes MMP(TRADE MARK).

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert M. Ettinger, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President and Secretary
   Peter C. Stimes, CFA
     Vice President, Treasurer,
     Chief Financial and
     Accounting Officer
   Robert E. Chadwick, CFA
     Assistant Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   o If your shares are held in a brokerage
     Account, contact your broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS  REPORT  IS SENT TO  SHAREHOLDERS  OF  PREFERRED  INCOME  OPPORTUNITY  FUND
INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                [LOGO OMITTED - PREFERRED INCOME OPPORTUNITY FUND]

                                     Quarterly
                                      Report


                                February 28, 2003

                        web site: www.preferredincome.com